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                                                                    EXHIBIT 10.1



                          DIGITAL COMMERCE CORPORATION

                            1996 STOCK INCENTIVE PLAN

1.       Purpose.

         Digital Commerce Corporation (the "Company"), by means of this 1996 Stock Incentive Plan (the "Plan"), desires to afford certain of its directors, officers, employees, and consultants, and the officers and certain selected employees of any subsidiary thereof now existing or hereafter formed or acquired, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any subsidiary. As used in the Plan, the term "subsidiary" shall mean any entity in which the Company, directly or indirectly, owns a controlling interest.

         The stock options described in Sections 6 and 7 hereof (the "Options"), and the shares of common stock, par value $.01 per share, of the Company (the "Common Stock") acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

         The Options granted under Section 6 hereof are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

2.       Administration.

         The Plan shall be administered by the Compensation Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee as determined by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to conform at all times with the provisions of Rule 16b-3 promulgated under the Exchange Act. A majority of the Committee shall constitute a quorum, and subject to the provisions of
Section 5 hereof, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be the acts of the Committee.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ





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attorneys, consultants, accountants, or other persons, and the Committee, the
Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

3.       Shares Available.

         Subject to the adjustments provided in Section 9 hereof, the maximum aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 3,000,000. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including without limitation the expiration of such Options, the termination of such Options prior to exercise or the forfeiture of such Options, such shares thereafter shall be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terns of the Plan with either authorized and unissued shares of Common Stock or issued shares of such Common Stock held in the Company's treasury or both, at the discretion of the Company.

4.       Eligibility and Bases of Participation.

         Grants under the Plan (i) may be made, pursuant to Section 6 hereof, to certain selected employees and officers (but not to any director who is not also an employee) of the Company or any subsidiary thereof who are regularly employed on a salaried basis and who are so employed on the date of such grant ("Officer and Certain Selected Employee Participants"); (ii) may be made, pursuant to
Section 6 hereof, to directors of the Company, other than Committee Participants (as defined below), who are not employees and who are retained by the Company in such capacity on the date of such grant (the "Director Participants"); (iii) may be made, pursuant to Section 6 hereof, to consultants or advisors, provided that the services rendered by such consultants or advisors shall not be in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants") (the Officer and Certain Selected Employee Participants, Director Participants and Consultant Participants are hereinafter collectively referred to as the "Grant Participants"); and (iv) may be made, pursuant to Section 7 hereof, to individuals who serve on the Committee or have been named to serve on the Committee in the future (the "Committee Participants").

5.       Authority of Committee.

         Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:






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         a. other than with respect to Committee Participants, determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of shares of Common Stock underlying each Option, the purchase price or exercise price of each Option, the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

         b. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer for the purpose of assisting the optionee in the exercise of an Option;

         c. establish procedures for an optionee to pay the exercise price of an Option in whole or in part by delivering that number of shares of Common Stock owned by such optionee; or for the collection of any taxes required by any government to be withheld or otherwise deducted and paid by the Company or any subsidiary in respect of the issuance or disposition of Common Stock acquired pursuant to the exercise of an Option granted hereunder, which procedures may include payment in whole or in part through the delivery of shares of Common Stock owned by the optionee valued on the basis of the Fair Market Value (as defined in Section 11 hereof) on the date preceding such exercise;

         d. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         e. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

         f. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

6.       Stock Options for Grant Participants.

         The Committee shall have the authority, in its sole discretion, to grant Incentive Options or Non-Qualified Options or both Incentive Options and Non-Qualified Options to Grant Participants (any such Options are hereinafter collectively referred to as the "Participant Options") during the period beginning on the date on which the Plan is approved by the holders of a majority of the Company's outstanding shares of Common Stock and Preferred Stock, voting as a class (the "Effective Date") and ending on the tenth anniversary of the Effective Date (the "Termination Date"). Notwithstanding anything contained herein to the contrary, Incentive Options may be granted only to Officer and Certain Selected Employee Participants. As a condition to the granting of any Option, the Committee shall require that the person receiving such Option agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Participant Options shall be determined from time to time by the Committee; provided, however, that the Participant Options granted under the Plan shall be subject to the following:






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         a. Exercise Price. The exercise price for each share of Common Stock purchasable under any Participant Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than 100% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Participant Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of capital stock of the Company, or of any subsidiary of the Company, having more than 10% of the total combined voting power of all classes of shares of capital stock of the Company or of such subsidiary, the exercise price for each share shall be not less than 110% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Incentive Option is granted. In determining the stock ownership of a person for purposes of this Section 6, the rules of Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by such person and believed by it to be true. The exercise price of the Participant Options will be subject to adjustment in accordance with the provisions of Section 9 hereof.

         b. Payment. The exercise price per share of Common Stock with respect to each Participant Option shall be payable at the time the Participant Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check, by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of a Participant Option or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of Common Stock. Shares delivered to the Company in payment of the exercise price shall be valued at the Fair Market Value (as defined in Section 11 hereof) of the Common Stock on the business day immediately preceding the date of the exercise of the Participant Option.

         c. Exercisability of Participant Options. Subject to this Section 6 and
Section 8 hereof, each Participant Option shall vest and become exercisable on the dates and in the amounts set forth in the particular stock option agreement or employment agreement between the Company and the optionee; provided, however, that a Participant Option shall expire not later than seven years from the date such Option is granted. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Participant Option.

         d. Death. In the event of the death of an optionee, all Participant Options held by such optionee on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such optionee, or such person who acquired such Participant Options by bequest or inheritance or by reason of the death of the optionee, shall have the right for one year after the date of death (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         e. Disability. If the employment of an optionee is terminated because of Disability (as defined in Section 11 hereof), all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the





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right for one year after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         f. Retirement. In the event the employment of an Officer and Certain Selected Employee Participant is terminated by reason of the Retirement (as defined in Section 11 hereof) of the optionee, all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for three months after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto. The Committee, in its discretion, shall determine whether an optionee's employment was terminated by reason of Retirement and whether such optionee is entitled to the treatment afforded by this subsection f.

         g. Other Termination. If the employment of an Officer and Certain Selected Employee Participant is terminated for any reason other than those specified in subsections d, e, and f of this Section 6, such optionee shall have the right for 30 days after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant options with respect to all or any part of the shares of Common Stock which such optionee was entitled to purchase immediately prior to the time of such termination.

         h. Cessation of Directorship. In the event a Director Participant shall cease to be a director of the Company, such optionee shall have the right for 90 days after the date of such cessation (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         i. Maximum Exercise. To the extent the aggregate Fair Market Value (as defined in Section 11 hereof) of Common Stock (determined at the time of the grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company or any subsidiary, exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code or any successor provision of law, the excess thereof shall be treated as Non-Qualified Options and not as Incentive Options.

7.       Stock Option Grants to Committee Participants.

         During the term of the Plan, on the date that a director of the Company commences service on the Committee (which in the case of the initial members of the Committee shall be deemed to be the Effective Date), and on the date of any subsequent annual meeting of the holders of the Common Stock at which a director is elected and appointed or reappointed to serve on the Committee, such Committee Participant automatically shall be granted a Non-Qualified Option to purchase 2,000 shares of Common Stock, which Non-Qualified Option, except as otherwise provided in this Section 7 or Section 8 hereof, shall become fully exercisable immediately upon grant as to all of the





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shares covered thereby. (A Non-Qualified Option granted to a Committee
Participant pursuant to this Section 7 is referred to as a "Committee Option".) As a condition to the granting of any Committee Option, the person receiving such Committee Option shall agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Committee Options shall be as follows:

         a. Option Price. The exercise price of each share of Common Stock purchasable under any Committee Options shall be such amount as the Committee, in its best judgment, shall determine to be 100% of the Fair Market Value (as defined in Section 11 hereof) per share at the date the Committee Option is granted.

         b. Payment. The exercise price per share of Common Stock with respect to each Committee Option and any withholding tax due in connection with such exercise may be paid by any of the methods described under Section 6b hereof.

         c. Exercisability. Except as provided in subsection d of this Section 7, no Committee Option shall be exercisable after the earlier of (i) the expiration of seven years from the date such Committee Option is granted and
(ii) 90 days after such Committee Participant ceases for any reason to be a director of the Company.

         d. Death. In the event of the death of any Committee Participant, the legal representative of the Committee Participant, or such person who acquired such Committee Options by bequest or inheritance or by reason of the death of the Committee Participant, shall have the right for one year after the date of death (but not after the expiration or termination of such Committee Options), to exercise such Committee Participant's Committee Options with respect to all or any part of the shares of Common Stock subject thereto.

         e. Amendment. The provisions of this Section 7 shall not be amended more than one time in any six-month period, other than to comport with any amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

8.       Change of Control.

         Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined in Section 11 hereof), all Options granted under the Plan immediately shall become fully exercisable.

9.       Adjustment of Shares.

         In the event the outstanding shares of Common Stock shall be increased or decreased or changed into or exchanged for a different number of kind of shares of stock or other securities of the





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Company or another corporation by reason of any consolidation, merger, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made that would result in an Incentive Option failing to be treated as an "incentive stock option" for purposes of Section 422 of the Code. In such event, the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock for which Options may be granted under the Plan.

10.      Miscellaneous Provisions.

         a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

         b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an option is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee such optionee must deliver to the Secretary of the Company a written statement (i) representing that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration, and (iii) agreeing that the certificates evidencing such Common Stock shall bear a legend to the foregoing effect.

         c. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any person receiving an Option.

         d. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the satisfaction of any Option under the Plan.

         e. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for officers, directors or employees.

         f. Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Grant





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Participants except to the extent specifically provided herein or therein.
Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any subsidiary to continue the employment of any Grant Participant or
(ii) any Grant Participant to remain in the employ of the Company or any subsidiary.

         g. Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under
Section 12 of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Option granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         h. Savings Provision. With respect to persons subject to Section 16 of the Exchange Act, the transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void to the extent required by law.

         i. Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

11.      Definitions.

         a. "Fair Market Value", as it relates to the Common Stock, shall mean the average of the high and low sale prices of such Common Stock on the date such determination is required herein, or if there were no sales on such date, the average closing bid and asked prices, as reported on the national securities exchange on which the Company's Common Stock is listed or, in the absence of such listing, on the NASDAQ National Market or Small Cap Market or, if such Common Stock is not at the time listed on a national securities exchange or traded on the NASDAQ National Market or Small Cap Market, the value of such Common Stock on such date as determined in good faith by the Committee.

         b. "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor provision of law.

         c. "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, any "person" (as such term is defined in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Common Stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.





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         d. "Retirement" shall mean the date upon which a Grant Participant, having attained an age as may be determined by the Committee in its sole discretion, terminates his employment with the Company or any subsidiary, provided that such Grant Participant has been employed by the Company or any subsidiary.

12.      Amendment of Pan.

         The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made without shareholder approval which shall (i) increase the total number of shares of the Common Stock of the Company which may be issued and sold pursuant to Options granted under the Plan (except for increases due to adjustments in accordance with Section 9 hereof), (ii) materially increase the benefits accruing to participants under the Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the Plan relating to eligibility with respect to Options. In no event may the Plan be amended in any way that would retroactively impair the Committee's discretion. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (A) to qualify such Options as "incentive stock options" within the meaning of Section 422 of the Code or (B) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan, without the consent of the holder thereof, shall adversely alter or impair any Options previously granted under the Plan.

13.      Effective Date.

         The Plan shall become effective on the Effective Date. Subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Section 12 hereof, the Plan shall remain in effect until the earlier of (i) the date that Options covering all shares of Common Stock issuable under the Plan have been granted or (ii) the Termination Date.







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
                          DIGITAL COMMERCE CORPORATION
                             GRANT OF STOCK OPTIONS

                                                             Dated:_____________

Dear ________:

         Digital Commerce Corporation (the "Company") has adopted the Digital Commerce Corporation 1996 Stock Option Plan (the "Plan"). A copy of the Plan is annexed to this letter. The Plan permits the Company to grant stock options to key employees, independent agents, consultants, attorneys, officers and directors of the Company and its subsidiaries, designated by the Compensation Committee (the "Committee"). We are pleased to inform you that the Committee has granted you an option to purchase up to shares of the $.01 par value Common Stock of the Company at a price of $ per share. To the maximum extent allowable, such option is a Qualified Incentive Stock Option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of this grant is .

         The option is subject to certain conditions, to which you must agree by signing and returning to the Secretary of the Company a copy of this letter not later than ___________ ( ) days from the date of this letter. These conditions include BUT ARE NOT LIMITED TO the following:

         1. Subject to the terms and conditions, contained in the Plan and in this letter, the option may be exercised in accordance with the following schedule:



The option shall continue whole or in part at any time from the date hereof until , ( ) years from the date of grant (the "Termination Date"), when, in any event, it shall expire to the extent it has not been exercised; provided, however, that notwithstanding the above, the option may be terminated at an earlier time as set forth in Section 6 or 7 (as may be applicable) of the Plan. You shall not have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of this option until certificates representing such shares shall have been issued and delivered.

         2. The option must be exercised by written notice to the Board of Directors of the Company, care of the Secretary of the Company. The notice must state the number of shares you wish to purchase and must be paid in accordance with Section 6b of the Plan.

         3. You will not be permitted to exercise the option at any time when its exercise, or the issuance of shares by the Company under the Plan would, in the opinion of the Company, constitute a violation of any federal or state law or of the listing requirements of any stock exchange on which the shares of the Company are listed.

         4. You are the only person who may exercise this option during your lifetime. You may not transfer it other than by will or under the laws of descent and distribution. If you should die while any part of the option is unexercised, then your legal representative may exercise the option for the applicable period as set forth in Section 6 or 7 of the Plan.

         5. A. You agree to hold the shares acquired by your exercise of the option for investment purposes only and not with a view to resale or distribution to the public within the meaning of the Securities Act of 1933 (the "1933 Act") unless made pursuant to an effective registration statement under the 1933 Act and applicable state securities laws or an exemption therefrom. You agree, as a condition of any exercise of the option, to sign a letter, in such form as the Company may require in order to comply with the securities laws as they may be in effect at the time of your exercise of the option. You further agree, as a condition of any exercise of the option, to sign a letter, in such form as the Company may require, that will subject the transfer of the shares that you receive upon the exercise of the option to a right of first refusal. You understand that circumstances existing at the time of your exercise of the option may inhibit your sale of the shares.

         B. YOU ARE HEREBY PUT ON NOTICE THAT ANY TRANSFER OF THE SHARES ACQUIRED BY YOUR EXERCISE OF THE QUALIFIED INCENTIVE STOCK OPTION PRIOR TO THE EXPIRATION OF TWO (2) YEARS FROM THE DATE THAT YOU WERE GRANTED THE OPTION AND ONE (1) YEAR AFTER THE EXERCISE OF THE OPTION MAY RESULT IN A DISQUALIFYING EVENT UNDER SECTION 421 OF THE CODE, RESULTING IN SUCH OPTIONS BEING TREATED AS NON-QUALIFIED STOCK OPTIONS AND BEING SUBJECT TO POTENTIAL TAX IMPACT UPON EXERCISE OF THE OPTION AND SALE OF THE STOCK.

         6. You understand that neither the option granted hereby nor the shares of Common Stock that may be acquired by the exercise of the option have been registered under the Securities Act of 1933 nor under state securities laws. The certificates for all shares which you purchase through your exercise of the option shall bear a legend on their face, substantially as follows:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under the securities laws of any state. Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act or state securities laws or an exemption from registration thereunder which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary."

         7. Prior to your exercise of the option, you have the right to request that the Company make available to you, without charge, its most recent public filings, if any, under the 1933 Act and under the Securities Exchange Act of 1934, and such other documents that you may reasonably request in order to make an informed decision as to whether you should exercise the option.

         8. You agree to notify the Company in writing within thirty (30) days of the date that you sell or otherwise dispose of the stock acquired through the exercise of the option granted herein and within thirty (30) days of any disposition or event that disqualifies the options from being treated as an incentive stock option under Section 422 of the Code.

         9. IN ADDITION TO THE FOREGOING CONDITIONS, the option is subject to all the terms and conditions of the Digital Commerce Corporation 1996 Stock Incentive Plan annexed to this letter and any rules and regulations promulgated from time to time by the Committee with respect to the Plan. To the extent that anything contained herein or in any such rules of or regulations are inconsistent with the Plan, the terms of the Plan shall govern. The options are subject to adjustment upon the happening of certain events in the Plan.

         10. No provision in this option shall be construed as conferring upon you the right to vote, consent, receive dividends or receive notice other than as expressly provided herein or in the Plan.

         11. No representation is made to you with respect to the tax effect upon your receipt of the option, your exercise thereof, or the sale of the shares so acquired. PLEASE CONSULT YOUR TAX OR FINANCIAL ADVISOR PRIOR TO EXERCISING YOUR OPTION.

                                      * * *

         To make the grant of the option effective, please acknowledge receipt of this letter and the enclosed copy of the Plan by signing and dating the enclosed copy of this letter in the space provided below and returning the signed copy in the enclosed, self-addressed envelope.

                                                   Yours truly,


                                                   Tony Bansal, President
                                                   Digital Commerce Corporation

ACCEPTED AND SIGNED:


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Date:
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